AMENDMENT TO
                           $100,000 6% PROMISSORY NOTE
                              DUE DECEMBER 1, 2005

      WHEREAS, on December 5, 2004 110 Media Group, Inc. (the "Company") purchased a suite of free Internet web hosting sites known as Web1000.com ("Website") along with the operating assets related to the Website (the "Transaction") from Global Reach, Inc. ("Global Reach"); and

      WHEREAS, pursuant to the Transaction, the Company issued to Global Reach its $100,000 6% Promissory Note due December 1, 2005; and

      WHEREAS, the Promissory Note was to be paid in twelve (12) equal installments of $8,609.51 ending on December 31, 2005, of which one payment was made on or about January 1, 2005; and

      WHEREAS, the Company and Global Reach wish to amend the Promissory Note in the manner set forth herein.

      NOW THEREFORE, it is agreed as follows:

1. Unless otherwise set forth herein, capitalized words used in this Amendment have the same meaning as that assigned to them in the Promissory Note.

2. The last sentence of the first paragraph of the Promissory Note which states

      "This Note shall be repaid in twelve (12) consecutive equal monthly installments of principal and interest commencing on January 1, 2005 and ending on December 1, 2005, each such monthly principal and interest installment being $8,609.51."

is hereby replaced and amended to read:

      "This Note shall be repaid in eleven (11) consecutive equal monthly installments of principal and interest commencing August 1, 2005 and ending June 1, 2006, each such monthly principal and interest installment being $8,862.65."

3. Except as set forth herein, the Promissory Note shall remain in full force and effect.

Dated:  March 21, 2005

                                                110 MEDIA GROUP, INC.

                                                By: /s/ Raymond Barton
                                                    ------------------------
                                                        Raymond Barton, CEO

Agreed to and Accepted this
13 day of April, 2005.

GLOBAL RESEARCH, INC.



By: /s/ Brian Schuster
    -----------------------------
        Brian Schuster, President